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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549



                                       FORM 8-K


                               CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported)   June 24, 1998


                            ABN AMRO Mortgage Corporation
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                       Delaware
                    (STATE OR OTHER JURISDICTION OF INCORPORATION)


           333-42127                         363886007
    (COMMISSION FILE NUMBER)           (I.R.S. EMPLOYER IDENTIFICATION NO.)

     181 West Madison Street
       Chicago, Illinois                             60602

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)


                                     248-643-2530
                 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                    Not Applicable
            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     Description of the Certificates and the Mortgage Pool.

     On June 25, 1998, a single series of certificates, entitled ABN AMRO Mortgage Corporation, Mortgage Pass-Through Certificates, Series 1998-2 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1 dated as of June 1, 1998, among ABN AMRO Mortgage Corporation as depositor (the "Depositor"), LaSalle Home Mortgage Corporation as servicer, and Chase Bank of Texas, National Association as trustee. The Certificates consist of twenty-five classes identified as the "Class IA-1 Certificates", the "Class IA-2 Certificates", the "Class IA-3 Certificates", the "Class IA-4 Certificates", the "Class IA-5 Certificates", the "Class IA-6 Certificates", the "Class IA-7 Certificates", the "Class IA-8 Certificates", the "Class IA-9 Certificates", the "Class IA-10 Certificates", the "Class IA-11 Certificates", the "Class IA-12 Certificates", the "Class IA-13 Certificates", the "Class IA-14 Certificates", the "Class IA-X Certificates", the "Class IIA-1 Certificates", the "Class IIA-X Certificates", the "Class IIA-P Certificates", the "Class M Certificates", the "Class B-1 Certificates", the "Class B-2 Certificates", the "Class B-3 Certificates", the "Class B-4 Certificates", the "Class B-5 Certificates" and the "Class R Certificate", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one-to-four unit residential first mortgage loans (the "Mortgage Loans"), having as of the close of business on June 1, 1998 (the "Cut-off Date"), an aggregate principal balance of $477,286,958.67 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from Standard Federal Bank ("Standard Federal") pursuant to a Mortgage Loan Purchase Agreement (the "Standard Federal Mortgage Loan Purchase Agreement") dated June 25, 1998, attached hereto as Exhibit 4.2, between Standard Federal as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from European American Bank ("EAB") pursuant to a Mortgage Loan Purchase Agreement (the "EAB Mortgage Loan Purchase Agreement") dated June 25, 1998, attached hereto as Exhibit 4.3, between EAB as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from EAB Mortgage Company, Inc. ("EABMC") pursuant to a Mortgage Loan Purchase Agreement (the "EABMC Mortgage Loan Purchase Agreement") dated June 25, 1998, attached hereto as Exhibit 4.4, between EABMC as seller and the Depositor as purchaser. The Class IA-2, Class IA-3, Class IA-4, Class IA-5, Class IA-6, Class IA-7, Class IA-8, Class IA-9, Class IA-10, Class IA-11, Class IA-12, Class IA-13, Class IA-14, Class IA-X, Class IIA-1, Class IIA-X, Class IIA-P, Class M, Class B-1, Class B-2 and Class R Certificates were publicly offered, as described in a Prospectus, dated March 25, 1998, and a Prospectus Supplement, dated June 24, 1998, pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated March 27, 1998, attached hereto as Exhibit 1.1, among the Depositor, Standard Federal Bancorporation, Inc. ("Standard Federal Bancorporation"), Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and ABN AMRO Incorporated ("AAI") (DLJ and AAI being referred to herein, collectively, as the "Underwriters") and the Terms Agreement (the "Terms Agreement") dated June 24, 1998, attached hereto as
Exhibit 1.2, among the Depositor, Standard Federal Bancorporation and the Underwriters. The Depositor sold the Class IA-1, Class B-3, Class B-4 and Class B-5 Certificates to DLJ as initial purchaser (in such capacity, the "Initial Purchaser") pursuant to a purchase agreement dated June 25, 1998 among the Depositor, Standard Federal Bancorporation and the Initial Purchaser.

     Each Class of Certificates will have either an initial certificate principal balance ("Certificate Principal Balance") or represent the right to receive distributions of interest as provided in the Pooling and Servicing Agreement on a hypothetical or notional principal balance ("Notional Principal Balance"). The Class IA-1 Certificates have an initial Certificate Principal Balance of $85,806,003. The Class IA-2 Certificates have an initial Certificate Principal Balance of $42,000,000. The Class IA-3 Certificates have an initial Certificate Principal Balance of $22,300,000. The Class IA-4 Certificates have an initial Certificate Principal Balance of $17,651,035. The Class IA-5 Certificates have an initial Certificate Principal Balance of $71,376,367. The Class IA-6 Certificates have an initial Certificate Principal Balance of $5,754,681. The Class IA-7 Certificates have an initial Certificate Principal Balance of $9,443,982. The Class IA-8 Certificates have an initial Certificate Principal Balance of

                                       - 2 -

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$25,960,631.  The Class IA-9 Certificates have an initial Certificate
Principal Balance of $40,000,000. The Class IA-10 Certificates have an initial Certificate Principal Balance of $28,500,000. The Class IA-11 Certificates have an initial Certificate Principal Balance of $1,430,000.
The Class IA-12 Certificates have an initial Certificate Principal Balance of $9,500,000. The Class IA-13 Certificates have an initial Certificate Principal Balance of $9,995,480. The Class IA-14 Certificates have an initial Certificate Principal Balance of $50,529,404. Class IA-X Certificates have an initial Notional Principal Balance of $12,784,321. The Class IIA-1 Certificates have an initial Certificate Principal Balance of $37,595,583. The Class IIA-X Certificates have an initial Notional Principal Balance of $1,507,139. The Class IIA-P Certificates have an initial Certificate Principal Balance of $352,210. The Class M Certificates have an initial Certificate Principal Balance of $8,829,808. The Class B-1 Certificates have an initial Certificate Principal Balance of $4,215,000.
The Class B-2 Certificates have an initial Certificate Principal Balance of $1,989,733. The Class B-3 Certificates have an initial Certificate Principal Balance of $2,147,792. The Class B-4 Certificates have an initial Certificate Principal Balance of $954,574. The Class B-5 Certificates have an initial Certificate Principal Balance of $954,573.94. The Class R Certificate has an initial Certificate Principal Balance of $100.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits

EXHIBIT
  NO.     DOCUMENT DESCRIPTION
-------   --------------------
1.1 Underwriting Agreement, dated as of March 27, 1998, among ABN AMRO Mortgage Corporation, Standard Federal Bancorporation, Inc., ABN AMRO Incorporated and Donaldson, Lufkin & Jenrette Securities Corporation.

1.2 Terms Agreement, dated June 24, 1998, among ABN AMRO Mortgage Corporation, Standard Federal Bancorporation, Inc., ABN AMRO Incorporated and Donaldson, Lufkin & Jenrette Securities Corporation.

4.1 Pooling and Servicing Agreement, dated as of June 1, 1998, among ABN AMRO Mortgage Corporation as depositor, LaSalle Home Mortgage Corporation as servicer, and Chase Bank of Texas, National Association as trustee.

4.2 Mortgage Loan Purchase Agreement, dated as of June 25, 1998, between Standard Federal Bank as seller and ABN AMRO Mortgage Corporation as purchaser.

4.3 Mortgage Loan Purchase Agreement, dated as of June 25, 1998, between European American Bank as seller and ABN AMRO Mortgage Corporation as purchaser.

4.4 Mortgage Loan Purchase Agreement, dated as of June 25, 1998, between EAB Mortgage Company, Inc., as seller and ABN AMRO Mortgage Corporation as purchaser.

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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ABN AMRO MORTGAGE CORPORATION
                                         (Registrant)




Dated: July 9, 1998                      By:   /s/
                                               _____________________________

                                         Name: _____________________________

                                         Title: ____________________________


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                                  INDEX TO EXHIBITS



EXHIBIT
  NO.      DOCUMENT DESCRIPTION
-------    --------------------

1.1 Underwriting Agreement, dated as of March 27, 1998, among ABN AMRO Mortgage Corporation, Standard Federal Bancorporation, Inc., ABN AMRO Incorporated and Donaldson, Lufkin & Jenrette Securities Corporation.

1.2 Terms Agreement, dated June 24, 1998, among ABN AMRO Mortgage Corporation, Standard Federal Bancorporation, Inc., ABN AMRO Incorporated and Donaldson, Lufkin & Jenrette Securities Corporation.

4.1 Pooling and Servicing Agreement, dated as of June 1, 1998, among ABN AMRO Mortgage Corporation as depositor, LaSalle Home Mortgage Corporation as servicer, and Chase Bank of Texas, National Association as trustee.

4.2 Mortgage Loan Purchase Agreement, dated as of June 25, 1998, between Standard Federal Bank as seller and ABN AMRO Mortgage Corporation as purchaser.

4.3 Mortgage Loan Purchase Agreement, dated as of June 25, 1998, between European American Bank as seller and ABN AMRO Mortgage Corporation as purchaser.

4.4 Mortgage Loan Purchase Agreement, dated as of June 25, 1998, between EAB Mortgage Company, Inc., as seller and ABN AMRO Mortgage Corporation as purchaser.